EXHIBIT 99.1
SHAREHOLDER AGREEMENT (NMB Version)
          This SHAREHOLDER AGREEMENT (this “Shareholder Agreement”) is made and entered into as of June 15, 2006 by and between FCB Bancorp, a California corporation (“Bancorp”), and the signatory hereto (the “Shareholder”).
          WHEREAS, Bancorp, National Mercantile Bancorp, a California corporation (the “Company”), and First California Financial Group, Inc. have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”).
          WHEREAS, as a condition to entering into the Merger Agreement, the parties thereto have required that the Shareholder, solely in the Shareholder’s capacity as a holder of NMB Common Stock and/or NMB Preferred Stock, enter into, and the Shareholder has agreed to enter into, this Shareholder Agreement.
          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
     1. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Bancorp as follows:
          (a) Authority; Binding Obligation. The Shareholder has all necessary power and authority to enter into this Shareholder Agreement and perform all of the Shareholder’s obligations hereunder. This Shareholder Agreement has been duly and validly executed and delivered by the Shareholder (and the Shareholder’s spouse, if the Shares (as defined below) constitute community property under applicable law) and constitutes a valid and legally binding obligation of the Shareholder and such spouse, enforceable against the Shareholder and such spouse, as the case may be, in accordance with its terms.
          (b) Ownership of Shares. The Shareholder is the beneficial owner or record holder of the number of shares of NMB Common Stock and/or NMB Preferred Stock listed under the Shareholder’s name on the signature page hereto (the “Existing Shares” and, together with any shares of NMB Common Stock the record or beneficial ownership of which is acquired by the Shareholder after the date hereof, the “Shares”) and, as of the date hereof, the Existing Shares constitute all the shares of NMB Common Stock and NMB Preferred Stock owned of record or beneficially by the Shareholder. With respect to the Existing Shares, the Shareholder has sole voting power and sole power to issue instructions with respect to or otherwise engage in the actions set forth in Section 2 hereof, sole power of disposition and sole power to demand appraisal rights, with no restrictions on the voting rights, rights of disposition or otherwise, subject to applicable laws and the terms of this Shareholder Agreement.
          (c) No Conflicts. Neither the execution, delivery and performance of this Shareholder Agreement nor the consummation of the transactions contemplated hereby will conflict with or constitute a violation of or a default under (with or without notice, lapse of time, or both) any contract, agreement, voting agreement, shareholders’ agreement, trust agreement, voting trust, proxy, power of attorney, pooling arrangement, note, mortgage, indenture, instrument, arrangement or other obligation or restriction of any kind to which the Shareholder is a party or which the Shareholder or the Shareholder’s Shares are subject to or bound.
     2. Voting Agreement and Agreement Not to Transfer; Waiver.
          (a) The Shareholder hereby agrees to vote or caused to be voted all of the Shareholder’s Shares (i) in favor of the approval of the principal terms of the Merger Agreement as well as any other matters required to be approved by the shareholders of the Company for consummation of the Mergers; (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (iii) except with the prior written consent of Bancorp, against the following actions (other than the Mergers or the consummation of any actions contemplated by the Merger Agreement): (A) any extraordinary corporate transactions, such as a merger, consolidation or other business combination involving the Company; (B) any sale, lease, transfer or disposition of a material amount of the assets of the Company; (C) any change in the majority of the board of directors of the Company; (D) any material change in the present capitalization of the Company; (E) any amendment of the Company’s articles of incorporation or bylaws; (F) any other change in the corporate structure, business, assets or ownership of the Company; or (G) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Bancorp of the Mergers and the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, Shareholder shall not be obligated to vote or cause to be voted all of the Shareholder’s Shares in accordance with the provisions of Section 2(a)(i)-(iii) hereof, if there has been a material modification or amendment of the terms of the Merger Agreement or a waiver of any material condition to the Merger Agreement.
          (b) The Shareholder hereby agrees not to (i) sell, transfer, convey, assign or otherwise dispose of any of his or her Shares without the prior written consent of Bancorp which shall not be unreasonably withheld, other than Shares sold or surrendered to pay the exercise price of any NMB Options or to satisfy the Company’s withholding obligations with respect to any taxes resulting from such exercise, or (ii) pledge, mortgage or otherwise encumber such Shares. Any permitted transferee of the Shareholder’s Shares must become a party to this Shareholder Agreement and any purported transfer of the Shareholder’s Shares to a Person that does not become a party hereto shall be null and void ab initio.
          (c) By execution of this Shareholder Agreement, Shareholder waives the application of all provisions of the Certificate of Determination of Rights, Preferences and Privileges of Series B Convertible Perpetual Preferred Stock of the Company that would, but for such waiver, result in the transactions contemplated by the Merger Agreement being deemed to be a liquidation or dissolution of NMB and acknowledges that NMB shall be an express beneficiary of this waiver.

     3. Cooperation. The Shareholder agrees that he or she will not (directly or indirectly) initiate, solicit, encourage or facilitate any Acquisition Proposal from any Person.
     4. Shareholder Capacity. The Shareholder is entering this Shareholder Agreement in his or her capacity as the record or beneficial owner of the Shares, and not in his or her capacity as a director or officer of the Company. Nothing in this Shareholder Agreement shall be deemed in any manner to limit the discretion of any Shareholder to take any action, or fail to take any action, in his or her capacity as a director or officer of the Company that may be either (a) required of the Shareholder under applicable law or (b) is otherwise permitted by the Merger Agreement.
     5. Termination. The obligations of the Shareholder hereunder shall terminate upon the consummation of the Mergers. If the Mergers are not consummated, the obligations of the Shareholder hereunder shall terminate upon the termination of the Merger Agreement in accordance with its terms.
     6. Specific Performance. The Shareholder acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of its obligations under this Shareholder Agreement and that the remedy at law for any breach, or threatened breach, would likely be inadequate and, accordingly, agrees that Bancorp shall, in addition to any other rights or remedies which it may have at law or in equity, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to restrain the Shareholder from violating any of its obligations under this Shareholder Agreement. In connection with any action or proceeding for such equitable or injunctive relief, the Shareholder hereby waives any claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have the obligations of the Shareholder under this Shareholder Agreement specifically enforced against him, without the necessity of posting bond or other security, and consents to the entry of equitable or injunctive relief against the Shareholder enjoining or restraining any breach or threatened breach of this Shareholder Agreement.
     7. Indemnification.
          (a) If and only if the Mergers are consummated in accordance with the terms of the Merger Agreement, Bancorp and its successors and assigns, including but not limited to the Surviving Corporation (collectively the “Indemnifying Party”), shall, to the fullest extent permitted by law, indemnify, defend and hold harmless Shareholder (as incurred to the extent incurred subsequent to the Primary Merger Effective Time) against all costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred by Shareholder, regardless of whether incurred prior to or after the Primary Merger Effective Time (collectively, “Costs”) in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of this Shareholder Agreement other than an action for specific performance under Section 6 hereof. A Shareholder wishing to claim indemnification under this Section 7, upon learning of any claim, action, suit, proceeding or investigation described above, shall promptly notify Indemnifying Party thereof; provided that the failure so to notify shall not affect the obligations of Indemnifying Party under this Section 7 unless and to the extent that Indemnifying Party is actually and materially prejudiced as a result of such failure. In case any such action shall be brought against Shareholder, it shall promptly notify the Indemnifying Party of the commencement thereof, and the Indemnifying Party shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to Shareholder, and after notice from the Indemnifying Party to Shareholder of its election to so assume the defense thereof, the Indemnifying Party shall not be liable to Shareholder for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party.
          (b) If Bancorp or any of its successors or assigns shall consolidate with or merge into any other entity and shall not be the continuing or surviving entity of such consolidation or merger or shall transfer all or substantially all of its assets to any other entity, then and in each case, Bancorp shall cause proper provision to be made so that the successors and assigns of Bancorp shall assume the obligations set forth in this Section 7.
          (c) The provisions of this Section 7 shall survive termination of this Shareholder Agreement.
     8. Miscellaneous.
          (a) Definitional Matters.
          (i) For purposes of this Agreement, beneficial ownership shall be determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.
          (ii) All capitalized terms used but not defined in this Shareholder Agreement shall have the respective meanings that the Merger Agreement ascribes to such terms.
          (iii) The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Shareholder Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
          (b) Entire Agreement. This Shareholder Agreement constitutes the entire agreement of the parties hereto with reference to the transactions contemplated hereby and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties or their respective representatives, agents or attorneys, with respect to the subject matter hereof.
          (c) Parties in Interest. This Shareholder Agreement shall be binding upon and inure solely to the benefit of each party hereto and the other parties to the Merger Agreement and their respective successors, assigns, estate, heirs, executors, administrators and other legal representatives, as the case may be. Nothing in this Shareholder Agreement, express or implied, is intended to confer upon any other Person, other than parties hereto or their respective successors, assigns, estate, heirs, executors, administrators and other legal representatives, as the case may be, any rights, remedies, obligations or liabilities under or by reason of this Shareholder Agreement.

          (d) Assignment. This Shareholder Agreement shall not be assignable by law or otherwise without the prior written consent of the other party hereto; provided, however, that Bancorp may assign any of its rights and obligations hereunder to any of its affiliates or to any other entity which may acquire all or substantially all of the assets, shares or business of Bancorp or any of its subsidiaries or any entity with or into which Bancorp or any of its subsidiaries may be consolidated or merged.
          (e) Modifications; Waivers. This Shareholder Agreement shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach of the same or similar nature.
          (f) Severability. Any term or provision of this Shareholder Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity and unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Shareholder Agreement in any other jurisdiction. If any provision of this Shareholder Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
          (g) Governing Law. This Shareholder Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of California, without regard to the conflict of law principles thereof.
          (h) Jurisdiction and Venue. Any legal action or proceeding with respect to this Shareholder Agreement may be brought in the courts of the State of California in the County of Los Angeles or of the United States of America for the Central District of California and, by execution and delivery of this Agreement, each of the Shareholder and Bancorp hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of and venue in the aforesaid courts, notwithstanding any objections it may otherwise have. Each of the Shareholder and Bancorp irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of notice as provided in Section 8(k) below, such service to become effective thirty (30) days after such delivery.
          (i) Attorney’s Fees. The prevailing party in any litigation, arbitration, mediation, bankruptcy, insolvency or other proceeding (“Proceeding”) relating to the enforcement or interpretation of this Shareholder Agreement may recover from the unsuccessful party all fees and disbursements of counsel (including expert witness and other consultants’ fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding results in a judgment) and (b) any post-judgment or post-award Proceeding including, without limitation, one to enforce or collect any judgment or award resulting from any Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, fees and disbursements of counsel.

          (j) Counterparts. This Shareholder Agreement may be executed in one or more counterparts (including by facsimile), each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.
          (k) Notices. All notices, requests, instructions and other communications to be given hereunder by any party to the other shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail, postage prepaid (return receipt requested), to such party at its address set forth below or such other address as such party may specify to the other party by notice provided in accordance with this Section 8(k).
If to Bancorp, to:
(1)
FCB Bancorp
1150 Paseo Camarillo
Camarillo, CA 93010
Telephone: (805) 322-9308
Facsimile: (805) 445-1388
Attention: C. G. Kum
and
(2)
National Mercantile Bancorp
1880 Century Park East
Los Angeles, CA 90067
Telephone: (310) 277-2265
Facsimile: (310) 201-0629
Attention: Scott A. Montgomery
If to the Shareholder, to the address noted on the signature page hereto.
          (l) Advice of Counsel. SHAREHOLDER ACKNOWLEDGES THAT, IN EXECUTING THIS SHAREHOLDER AGREEMENT, SHAREHOLDER HAS HAD THE OPPOERTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

     IN WITNESS WHEREOF, the parties hereto have executed this Shareholder Agreement as of the date first above written.

FCB BANCORP
By:
Name:
Title:

SHAREHOLDER:

Name:
Number of Shares:                      (NMB Common Stock);                      (NMB Preferred Stock)
Number of NMB Options:
Address for Notices:
SHAREHOLDER’S SPOUSE:

Name: